Supplement to the
Fidelity's New York Municipal Money Market Funds
March 29, 2004
Prospectus

The following information replaces similar information found under the heading "Investment Objective" in the "Investment Summary" and "Investment Details" sections for Fidelity® New York Municipal Money Market Fund on pages 3 and 8, respectively.

New York Municipal Money Market Fund seeks as high a level of current income exempt from federal income tax and New York State and City personal income taxes as is consistent with preservation of capital.

The following information replaces similar information found under the heading "Investment Objective" in the "Investment Summary" and "Investment Details" sections for Spartan® New York Municipal Money Market Fund on pages 3 and 8, respectively.

Spartan New York Municipal Money Market Fund seeks as high a level of current income, exempt from federal income tax and New York State and City personal income taxes, as is consistent with preservation of capital.

The following information replaces similar information found under the heading "Fundamental Investment Policies" in the "Investment Details" section for Fidelity New York Municipal Money Market Fund beginning on page 10.

New York Municipal Money Market Fund seeks as high a level of current income exempt from federal income tax and New York State and City personal income taxes as is consistent with preservation of capital. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal income tax. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from New York State and City personal income taxes.

The following information replaces similar information found under the heading "Fundamental Investment Policies" in the "Investment Details" section for Spartan New York Municipal Money Market Fund on page 11.

Spartan New York Municipal Money Market Fund seeks as high a level of current income, exempt from federal income tax and New York State and City personal income taxes, as is consistent with preservation of capital. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal income tax. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from New York State and City personal income taxes.

NYS-05-01 March 1, 2005
1.475779.121

The following information replaces the similar information found in the "Valuing Shares" section on page 11.

Each fund is open for business each day the New York Stock Exchange (NYSE) is open. Each fund is also open for business on Good Friday.

The following information supplements the information found in the "Buying and Selling Shares" section beginning on page 12.

Frequent purchases and sales of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as spreads paid to dealers who sell money market instruments to a fund) and disrupting portfolio management strategies. However, FMR anticipates that shareholders will purchase and sell fund shares frequently because the fund is designed to offer investors a liquid cash option. Accordingly, the Board of Trustees has not adopted policies and procedures designed to discourage excessive or short-term trading of fund shares and the fund accommodates frequent trading.

Each fund has no limit on purchase or exchange transactions. Each fund reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time. In addition, FMR reserves the right to impose restrictions on purchases or exchanges at any time on conditions that are more restrictive on disruptive, excessive, or short-term trading than those that are otherwise stated in this prospectus.

The following information replaces the similar information found in the "Buying Shares" section on page 13.

A fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including exchanges.

For example, a fund may reject any purchase orders, including exchanges, from market timers or investors that, in FMR's opinion, may be disruptive to a fund.

The information regarding the four exchange limit found in the "Exchanging Shares" section on page 15 is no longer applicable.

The following information supplements that found in "Earning Dividends" in the "Dividends and Capital Gain Distributions" section beginning on page 17.

New York Municipal Money Market shares purchased at any time on Good Friday begin to earn dividends on the first business day following the day of purchase.

New York Municipal Money Market shares redeemed at any time on Good Friday earn dividends until, but not including, the next business day following the day of redemption.

The following information replaces the similar information found in "Earning Dividends" in the "Dividends and Capital Gain Distributions" section beginning on page 17.

In addition, on any day that the principal bond markets do not open (as recommended by the Bond Market Association) or the New York Fed or the NYSE does not open, shares begin to earn dividends on the first business day following the day of purchase.

On any day that the principal bond markets do not open (as recommended by the Bond Market Association) or the New York Fed or the NYSE does not open, shares earn dividends until, but not including, the next business day following the day of redemption.